UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	001-33606	98-0501001
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 22, 2017, Validus Reinsurance, Ltd. (the “Company”), a wholly owned subsidiary of Validus Holdings, Ltd., entered into a Subscription Agreement (the “Subscription Agreement”) with Aquiline Co-Invest III GP Ltd., a Cayman Islands exempted company (the “General Partner”) pursuant to which the Company is committing and agreeing to purchase limited partnership or other comparable limited liability equity interests (the “Limited Partnership Interests”) in Aquiline Armour Co-Invest L.P., a Cayman Islands exempted limited partnership (the “Partnership”), and/or one or more Alternative Investment Vehicles and Intermediate Entities (together with the Partnership, the “Fund” or the “Entities”) with a capital commitment (the “Commitment”) in an amount equal to $40,339,933.99 as a limited partner in the Partnership.
Pursuant to the terms of the Subscription Agreement, the Company has agreed to indemnify and hold harmless the Partnership, each partner thereof, and each other Entity and each partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach by the Company of any representation, warranty or agreement of the Company contained in the Subscription Agreement or in any other document provided by the Company to the Fund or in any agreement (other than the Entity agreements) executed by the Company with any Entity or the General Partner in connection with the Company’s investment in Limited Partnership Interests. The Limited Partnership Interests are governed by the terms of an Amended and Restated Exempted Limited Partnership Agreement dated as of December 22, 2017.
The foregoing description of the Subscription Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Subscription Agreement dated as of December 22, 2017 between Aquiline Co-Invest III GP Ltd. and Validus Reinsurance, Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2017

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President & General Counsel